UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 26, 2007

(Date of Earliest Event Reported: July 3, 2006)

Veri-Tek International, Corp.

(Exact name of registrant as specified in charter)

Michigan	001-32401	42-1628978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7402 W. 100th Place, Bridgeview, Illinois		60455
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (708) 430-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 10, 2006, Veri-Tek International, Corp. (the “Company”) filed a Form 8-K (the “Original Filing”), which described the acquisition by the Company of all of the membership interests of Quantum Value Management, LLC (“QVM, LLC”). On September 19, 2006, the Company filed Amendment No. 1 to the Original Filing (“Amendment No. 1”). Amendment No. 1 contained various exhibits, including a press release, consents of the Company’s independent auditors, and various financial statements (as required by Items 9.01(a) and 9.01(b)). After a review of the Company’s financial statements in connection with the registration statement on Form S-3 filed by the Company on December 21, 2006, the Securities and Exchange Commission (“SEC”) requested that certain changes be made to the exhibits filed with Amendment No. 1 (specifically, the consents and our pro forma financial statements). Therefore, the Company is filing this Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to reflect the Company’s changes to Amendment No. 1 in response to certain SEC comments.

Amendment No. 2 reflects the following changes in response to the SEC’s comments: (1) pro forma consolidated statements of income for the year ended December 31, 2005 and the six-month period ended June 30, 2006 are revised to include income taxes in the pro forma consolidated statement of income; (2) the description in the introductory paragraph to our pro forma financial statements has been revised to clarify that these financial statements give effect to the purchase of membership interests of QVM, LLC and to describe the terms of such transaction; (3) our pro forma financial statements have been revised to only include the portion of QVM, LLC’s income statement through the line item “income from continuing operations;” (4) note (g) to our pro forma financial statements giving effect to the application of the cash balance of the acquirer to pay down debt of the acquiree has been deleted; (5) our pro forma financial statements have been adjusted to give effect to the interest expense relating to the $1.1 million promissory note issued to the members of QVM, LLC; (6) the earnings per share information included in our pro forma financial statements was revised to reflect the anti-dilutive shares related to our convertible debt, which resulted in basic earnings per share being equal to diluted earnings per share; and (7) certain auditor’s reports relating to interim financial information have been deleted and remaining reports and auditor’s consents have been revised.

This Amendment No. 2 amends and restates certain information in certain exhibits and financial statements described in Item 9.01 “Financial Statements and Exhibits,” and such amendments and restatements only reflect the changes described above. Except for the foregoing amended and restated information, this Amendment No. 2 continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing (other than the restatement), and such forward-looking statements should be read in their historical context. This Amendment No. 2 should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 2.01	Completion of Acquisition or Disposition of Assets

“This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Veri-Tek International, Corp. a Michigan corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on July 10, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of July 3, 2006, the Registrant completed the acquisition of the membership interests of Quantum Value Management, LLC, pursuant to an Agreement dated as of May 16, 2006.”

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Audited Consolidated Financial Statements of QVM, LLC for the years ended December 31, 2005, 2004, and 2003 and the related Independent Auditors Reports thereon were filed as Exhibit 99.2 to Amendment No. 1.

Financial Statement of Businesses Acquired – Supplementary Unaudited Financial Statements

Unaudited Interim Financial Statements of QVM, LLC for the periods ended June 30, 2006 and June 30, 2005 were filed as Exhibit 99.3 to Amendment No. 1.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006, the Unaudited Pro Forma Consolidated Statement of Income for the interim period ended June 30, 2006, the Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Veri-Tek International, Corp. are included as Exhibit 99.4 to this Current Report on Form 8-K/A (Amendment No. 2).

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

23.1	Consent of Goren, Bonwell & Kelley, P.C.

99.1	Press Release dated July 10, 2006.

99.2	Audited Consolidated Financial Statements of QVM, LLC for the years ended December 31, 2005, 2004, and 2003, including the related Independent Auditors Reports and the notes to the Financial Statements.

99.3	Unaudited Interim Financial Statements of QVM, LLC for the periods ended June 30, 2006 and June 30, 2005.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Veri-Tek International, Corp., including Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006, Unaudited Pro Forma Consolidated Statement of Income for the interim period ended June 30, 2006, Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2007

Veri-Tek International, Corp.

By:	/s/ David H. Gransee
David H. Gransee
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of Goren, Bonwell & Kelley, P.C.

99.1*	Press Release dated July 10, 2006.

99.2*	Audited Consolidated Financial Statements of Quantum Value Management, LLC for the years ended December 31, 2005, 2004, and 2003, including the related Independent Auditors Reports and the notes to the Financial Statements.

99.3*	Unaudited Interim Financial Statements of Quantum Value Management, LLC for the periods ended June 30, 2006 and June 30, 2005.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements of Veri-Tek International, Corp., including Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006, Unaudited Pro Forma Consolidated Statement of Income for the interim period ended June 30, 2006, Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2005, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

*	Previously filed.